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                                                Filed under Rule 497(e)
                                                File Nos. 811-8234 and 33-73408

[LOGO] TIP PROSPECTUS

       TIFF INVESTMENT PROGRAM, INC.  APRIL 30, 2005 AS REVISED OCTOBER 17, 2005

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                               TIFF MUTUAL FUNDS
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TIFF Multi-Asset Fund                     TIFF Advisory Services, Inc.
TIFF International Equity Fund            590 Peter Jefferson Parkway, Suite 250
TIFF US Equity Fund                       Charlottesville, VA 22911
TIFF Government Bond Fund                 o  Phone                  434-817-8200
TIFF Short-Term Fund                      o  Fax                    434-817-8231
                                          o  Email                 info@tiff.org
                                          o  Website                www.tiff.org

The TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objectives and policies. The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. See the section entitled Eligible Investors for details.

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                                    CONTENTS
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Overview ...................................................................   2
Glossary ...................................................................   2
Risk Return Analysis .......................................................   3
o  Fund Descriptions .......................................................   3
o  General Risks ...........................................................   8
o  Performance Charts ......................................................  11
o  Performance Table .......................................................  12
Fees and Annual Operating Expenses .........................................  13
Eligible Investors .........................................................  14
Management and Administration of the Mutual Funds ..........................  14
o  Biographies of Board Members and Principal Officers .....................  15
o  The Advisor .............................................................  16
o  Money Managers ..........................................................  17
o  Money Manager Fee Arrangements and Portfolio Managers ...................  18
o  Commingled Investment Vehicle Portfolio Managers ........................  21
Additional Investment Strategies and Risks .................................  22
Purchases and Redemptions ..................................................  23
Dividends and Distributions ................................................  26
Tax Considerations .........................................................  27
Financial Highlights .......................................................  27
Further Information ........................................................  32


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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                                    OVERVIEW
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The TIFF Investment Program's family of no-load mutual funds (TIP) consists of two equity funds, two fixed income funds, and one multi-asset fund (i.e., combining equity, fixed income, and other securities).

TIFF Advisory Services, Inc. (TAS) is the investment advisor to the TIP mutual fund family. With respect to the long-term funds, TAS seeks to achieve each fund's investment and performance objectives primarily by choosing money managers for each fund, allocating cash among the money managers, and monitoring their performance. The money managers are responsible for most of the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector or utilizes a particular investment style. For a description of the process of selecting money managers, please see the section below entitled Management and Administration of the Mutual Funds - Money Managers. With respect to the Short-Term Fund, TAS is responsible for the day-to-day management of the fund's assets. For all funds, TAS invests in futures contracts, derivative instruments, duration investments and other securities, in accordance with each fund's investment objectives, policies, and restrictions. TAS may also manage all or a portion of the Government Bond Fund's assets directly.

The Multi-Asset, International Equity, and US Equity Funds operate primarily on a "multi-manager" basis. Each fund is managed by more than one independent money manager.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles (CIVs). A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIP mutual funds. Typically, the CIVs provide the TIP mutual funds with access to money managers that do not offer separate account management. The CIVs have obligations to the TIFF mutual funds as interest holders in the CIVs rather than as separate account clients. THE CIVS PAY MANAGEMENT FEES TO THE CIV MANAGER, TYPICALLY A BASE FEE AND PERFORMANCE-BASED INCENTIVE FEES. THESE FEES, AS WELL AS OTHER EXPENSES ASSOCIATED WITH MANAGING THE CIV, REDUCE THE RETURNS THE FUNDS RECEIVE FROM THE CIVS AND ARE REFLECTED AS A REDUCTION IN THE FUNDS' GROSS RETURN, RATHER THAN BEING INCLUDED IN THE FUNDS' EXPENSE RATIOS. See Fees and Annual Operating Expenses for additional information.

There is no guarantee that a TIP mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund, may not perform as well as the market as a whole.

In addition, the TIP mutual funds that operate primarily on a multi-manager basis are subject to "multi-manager" risk. This is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments, (2) combine money managers in a fund such that their investment styles are complementary, or (3) allocate cash among the money managers to enhance returns and reduce volatility, relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.

Please see the statement of additional information ("SAI") for a description of TIP's policies and procedures with respect to the disclosure of information about the funds' portfolio securities. These policies and procedures can also be found on TIFF's Website at www.tiff.org

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                                    GLOSSARY
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The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" (ADRs) are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are generally subject to many of the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when securities trade in more than one market. It typically involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.


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A "CLOSED-END FUND" is an investment company that does not issue redeemable securities. Generally, the shares of closed-end funds are traded on an exchange such as the New York Stock Exchange and their price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

A "DERIVATIVE" is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments, or any agreed- upon pricing index or arrangement.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is a collective investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries, or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries, or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to- earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, please read the section entitled Additional Investment Strategies and Risks.

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                   RISK RETURN ANALYSIS -- FUND DESCRIPTIONS
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TIFF MULTI-ASSET FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds inflation plus 5% per annum.

To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table at right. The directors believe this self-constructed Multi- Asset Fund benchmark represents an appropriate long-term asset mix for non-profit organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.

ASSET CLASS                 WEIGHT        BENCHMARK

Global Stocks                 53%         MSCI All Country World Index

Absolute Return               15%         3-month Treasury Bills plus
                                          4% per annum

High Yield Bonds               3%         Merrill Lynch High Yield
                                          Master II Constrained Index

REITs                          3%         Morgan Stanley REIT Index

Commodities                    4%         Dow Jones AIG Commidity Total
                                          Return Index less 1% per annum

Resource-Related Stocks        7%         Resource-Related Sectors of the
                                          MSCI World Index:
                                          50% Energy
                                          30% Metals and Mining
                                          20% Paper and Forest Products

Inflation-Linked Bonds        10%         10-year US Treasury Inflation
                                          Protected Security

Conventional Bonds             5%         Citigroup 10-year Treasury Index


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Managed Distribution Policy. In order to help foundations meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of its net assets in the form of dividends each year.

Principal Investment Strategies. The fund seeks to achieve its objective primarily through (1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their area of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund's foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes, and a portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold include:

o   US and foreign common stocks (including ADRs)
o   debt securities, including:
    -- securities issued or guaranteed by the US government, its agencies, or instrumentalities
    --  corporate obligations
    --  obligations of domestic or foreign banks
    --  mortgage- and asset-backed securities
    -- short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers. acceptances
o   securities convertible into common stock
o   commingled investment vehicles, including exchange-traded funds
o   financial futures contracts
o   forward foreign currency exchange contracts
o   repurchase and reverse repurchase agreements
o   total return and credit default swaps
o derivatives that provide exposure to commodity markets, including swaps, futures, and options

The fund may invest in debt securities of all investment grades, but not more than 10% may be invested in debt securities rated below investment grade (i.e., having a minimum rating of BBB by Standard & Poor's or Baa by Moody's). Below investment grade bonds are commonly referred to as "junk bonds."

The Multi-Asset Fund is classified as a "non-diversified" fund. This means that the Investment Company Act of 1940 does not limit the percentage of the fund's assets invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk see the section below entitled General Risks.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up global stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

MONDRIAN INVESTMENT PARTNERS LIMITED (formerly, Delaware International Advisers Ltd.) takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy. Delaware Management Company, a series of Delaware Management Business Trust (Philadelphia, PA) and a former affiliate of Mondrian, provides sub-advisory services to Mondrian with respect to that portion of the assets invested in US securities.

K.G. REDDING & ASSOCIATES, LLC invests in a concentrated portfolio of real estate-oriented stocks in which it combines attractively priced "core" real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle real estate investment trusts (REITs) that trade at a discount to underlying net asset value. Redding's strategy includes both long and short positions.


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SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in managing
Treasury and inflation-linked bonds. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.

TAS invests in futures contracts, derivative instruments, duration investments, and other securities, in accordance with the fund's investment objectives, policies, and restrictions.

WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors and takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.

Commingled Investment Vehicles and Their Strategies

BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.

CANYON CAPITAL ADVISORS LLC is a manager that employs a bottom-up approach to investing in debt and equity securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Generally, Canyon Value Realization Fund, LP invests in event driven situations like bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both above-average capital appreciation and current income with moderate risk. Because capital preservation is a fundamental priority, the fund has a strong debt orientation.

FARALLON CAPITAL MANAGEMENT, LLC is a manager that takes an event driven approach to security selection, investing in debt and equity securities associated with reorganizations, bankruptcies, mergers, and litigation. A significant portion of Farallon Capital Institutional Partners, LP's investments has been in the bank debt of troubled companies and in loans to private limited partnerships that invest in real estate and mortgage loans. The fund also invests in distressed mortgage securities and emerging markets securities. Arbitrage is a key strategy. The fund is diversified, with approximately 150 core positions.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Its portfolio tends to be broadly diversified, with no single position larger than 5%.

LONE PINE CAPITAL LLC is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, LP and Lone Picea, LP invest in seven principal industry sectors: consumer/retail, telecom/media, industrials, financial services, business services, technology; and healthcare. The funds invest globally although the bulk of the portfolios are in US stocks. They may also invest in private placements, other CIVs, and below investment grade and convertible debt.

MAVERICK CAPITAL, LTD. is a manager that uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. In order to achieve its goal of preserving and increasing capital, the Maverick Fund USA, Ltd. is managed as a traditional, truly hedged fund, maintaining low net exposure and low long/short ratios within every region and industry sector in which invested. The fund may invest globally but focuses primarily on medium and large capitalization US stocks.

OCH-ZIFF CAPITAL MANAGEMENT GROUP is a global institutional asset management firm that manages in excess of $11 billion. The firm's flagship fund, OZ Master Fund, is a global multi-strategy fund that seeks to achieve consistent, positive absolute returns that are non-correlated with the equity market indices through investments in merger arbitrage, long/short equity special situations, convertible/capital structure arbitrage, and distressed credit. These investment disciplines are conducted on a global basis from the firm's offices in New York, London, and Hong Kong. The Multi-Asset Fund invests in the OZ Master Fund through its domestic feeder fund.

REGIMENT CAPITAL MANAGEMENT, LLC focuses on a long core high yield portfolio, complemented by a hedged portfolio comprising various types of securities plus opportunistic private placement investments. Regiment's diversified fund includes high yield securities as well as certain equity-linked securities, including convertible securities and warrants. The fund may invest in restricted securities or private placements, though such investments will be limited to 10% of assets.

TOSCAFUND LIMITED uses a bottom-up approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.


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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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Principal Risks. A loss of invested assets could occur due to certain risks.
These include:

    below investment                    government-sponsored
      grade risk                          enterprises risk
    commodity risk                      interest rate risk
    credit risk                         liquidity risk
    currency risk                       market risk
    derivatives risk                    non-diversification risk
    emerging markets risk               prepayment/extension risk
    foreign risk                        reverse repurchase risk
                                        smaller company risk

A description of these risks is provided in the section below entitled General Risks.

TIFF INTERNATIONAL EQUITY FUND

Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International (MSCI) All Country World ex US Index by 1.00%, net of expenses, on an annualized basis. The MSCI All Country World ex US Index is a capitalization-weighted index of non-US publicly traded common stocks.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets. It invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common stocks (including ADRs), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities, and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.

Money Managers and Their Strategies

MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up international stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

MONDRIAN INVESTMENT PARTNERS LIMITED (formerly Delaware International Advisers Ltd.) takes a value-oriented approach to international equity investments. The manager identifies attractive stocks using a dividend discount method (valuing of future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. A computer-based optimization model is then used to assist the process of allocation of assets in the portfolio. The manager may engage in currency hedging as a defensive strategy.

TAS invests in futures contracts, derivative instruments, duration investments, and other securities, in accordance with the fund's investment objectives, policies, and restrictions.

Commingled Investment Vehicles and Their Strategies

BESSENT CAPITAL, LLC employs intensive fundamental research leveraged with quantitative models and proprietary research sources. The firm may implement long or short positions through derivatives if more readily available or cost effective equity ownership or borrowing capacity does not exist.

LANSDOWNE PARTNERS LIMITED PARTNERSHIP employs fundamental research to select long and short stock positions primarily within the UK. Shorts are used both as stand-alone, return-generating ideas and to hedge against perceived risks. Lansdowne also hedges risk at times by using options and futures. Its time horizon on core long positions tends to be one year or more. Lansdowne employs leverage and tends to hold concentrated positions in its stronger conviction ideas.

TOSCAFUND LIMITED uses a bottom-up approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.


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Principal Risks. A loss of invested assets could occur due to certain risks.
These include:

    credit risk                         foreign risk
    currency risk                       liquidity risk
    derivatives risk                    market risk
    emerging markets risk               smaller company risk

A description of these risks is provided in the section below entitled General Risks.

TIFF US EQUITY FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over time, exceeds the total return of the Dow Jones Wilshire 5000 Composite Index by 1.00%, net of expenses, on an annualized basis. The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of substantially all publicly traded US stocks.

Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in futures contracts in order to track its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in equity securities. At least 65% of its assets ordinarily will be invested in US equity securities, and up to 15% of its assets may be invested in common stocks and ADRs of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

Money Managers and Their Strategies

ARONSON+JOHNSON+ORTIZ, LP takes a value-oriented approach, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The money manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The money manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

TAS invests in futures contracts, derivative instruments, duration investments, and other securities, in accordance with the fund's investment objectives, policies, and restrictions.

WESTPORT ASSET MANAGEMENT, INC. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The money manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

Commingled Investment Vehicles and Their Strategies

ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage's investments include long positions in securities of companies within and outside the S&P 500 Index, which Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The fund's portfolio also includes short positions in companies, which Adage believes are overvalued, in particular relative to other companies within their industry sector. The fund may also invest in derivatives and private securities; however, these investments constitute less than 2% of the fund.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Its portfolio tends to be broadly diversified, with no single position larger than 5%.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    credit risk                         liquidity risk
    currency risk                       market risk
    derivatives risk                    smaller company risk
    foreign risk

A description of these risks is provided in the section below entitled General Risks.

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TIFF GOVERNMENT BOND FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with maintaining liquidity and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

Performance Benchmark. The fund seeks to attain a total return net of expenses that, over time, approximates that of the Citigroup 10-year Treasury Index.

Principal Investment Strategies. Ordinarily, the fund invests at least 80% of its net assets in securities that are issued or guaranteed as to the payment of principal or interest by the US government. The fund's manager, SMITH BREEDEN ASSOCIATES, INC., employs active management techniques in an effort to generate total returns net of all fees and expenses that, over rolling 12-month time periods, approximate as closely as possible the benchmark's total return. TAS may invest in futures contracts, derivative instruments, duration investments, and other securities, in accordance with the fund's investment objectives, policies, and restrictions.

Given its carefully defined aim of generating gross excess returns (relative to the benchmark) sufficient to offset fund expenses, a significant portion of the fund's assets typically will be invested in bonds or bond futures contracts. The fund may be invested in a very small number of securities at any given time. The fund may enter into repurchase and reverse repurchase agreement transactions. Reverse repurchase agreements involve the sale of a security by the fund to another party (generally a bank or dealer) in return for cash and an agreement to buy the security back at a specified price and time.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    credit risk                         interest rate risk
    derivatives risk                    liquidity risk
    government-sponsored                market risk
      enterprises risk                  reverse repurchase risk

A description of these risks is provided in the section below entitled General Risks.

TIFF SHORT-TERM FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in 6-month US Treasury bills.

Performance Benchmark. The fund seeks, over time, to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index.

Principal Investment Strategies. The fund invests principally in securities issued by the US government, its agencies, or instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US government, its agencies, or instrumentalities. The fund's duration generally will not be less than three months or greater than nine months.

The manager, TAS, focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall quality rating of AAA by Standard & Poor's Corporation (or deemed equivalent).

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

    credit risk                         interest rate risk
    government-sponsored                market risk
      enterprises risk                  reverse repurchase risk

A description of these risks is provided in the section below entitled General Risks.

While the fund's risk of principal loss will not exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund's portfolio could cause members' shares, when redeemed, to be worth more or less than their original cost.

--------------------------------------------------------------------------------
                     RISK RETURN ANALYSIS -- GENERAL RISKS
--------------------------------------------------------------------------------

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIP mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIP mutual funds to which each risk primarily applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset Fund]

Commodity Risk. Commodity-linked derivative instruments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked


--------------------------------------------------------------------------------
|8|  April 30, 2005  -  TIP Prospectus                                    [LOGO]

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation.

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]

Derivatives Risk. Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIP mutual funds use derivatives to, among other things, track a benchmark's characteristics. Thus, derivatives may be used, among other things, to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income fund. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIP mutual funds is related to TAS's or the money managers. ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations (credit risk); and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]

Foreign Risk. Securities issued by foreign entities involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the fund's income. [Multi-Asset, International Equity, and US Equity Funds]

Government-Sponsored Enterprises Risk. US government agency securities include instruments issued by certain instrumentalities established or sponsored by the US government, including the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Although these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US government. [Multi-Asset, Government Bond, and Short-Term Funds]

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. [Multi-Asset, Government Bond, and Short-Term Funds]

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain CIVs, repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. [Multi-Asset, International Equity, US Equity, and Government Bond Funds]

Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a


--------------------------------------------------------------------------------
[LOGO]                                    TIP Prospectus  -  April 30, 2005  |9|

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole. [All funds]

Non-Diversification Risk. Compared to diversified funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]

Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset- backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset- backed security) later than expected. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]

Reverse Repurchase Risk. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore can be considered a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. To reduce the risks from leverage, the SEC requires that funds maintain a segregated account in connection with outstanding reverse repurchase agreements. [Multi-Asset, Government Bond, and Short-Term Funds]

Smaller Company Risk. The stocks of small or medium- sized companies may be more susceptible to market downturns, and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk). [Multi-Asset, International Equity, and US Equity Funds]

--------------------------------------------------------------------------------
|10|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   RISK RETURN ANALYSIS -- PERFORMANCE CHARTS
--------------------------------------------------------------------------------

These charts are intended to show the risk that a member's returns may vary from year to year. Total return for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by these funds; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The funds' past performance does not necessarily indicate how the funds will perform in the future.

TIFF MULTI-ASSET FUND

During the nine-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

                             1996             14.72%
                             1997              5.51%
                             1998              0.22%
                             1999             22.65%
                             2000              2.39%
                             2001             -3.34%
                             2002             -6.33%
                             2003             26.65%
                             2004             14.57%

TIFF INTERNATIONAL EQUITY FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -19.69% (quarter ended 9/30/2002).

                             1995              9.85%
                             1996             15.94%
                             1997              0.91%
                             1998              3.03%
                             1999             37.40%
                             2000            -11.66%
                             2001            -17.49%
                             2002            -11.24%
                             2003             41.33%
                             2004             22.51%

TIFF US EQUITY FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

                             1995             36.02%
                             1996             21.91%
                             1997             33.01%
                             1998             11.85%
                             1999             18.89%
                             2000             -2.67%
                             2001             -6.51%
                             2002            -20.61%
                             2003             35.24%
                             2004             12.75%

TIFF GOVERNMENT BOND FUND

During the one-year period shown in the bar chart at right, the highest quarterly return was 5.01% (quarter ended 9/30/2004) and the lowest quarterly return was -4.89% (quarter ended 6/30/2004).

                             2004              4.48%

TIFF SHORT-TERM FUND

During the ten-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.09% (quarter ended 3/31/2004).

                             1995              6.43%
                             1996              5.28%
                             1997              5.30%
                             1998              5.59%
                             1999              4.93%
                             2000              6.86%
                             2001              5.29%
                             2002              2.11%
                             2003              0.88%
                             2004              0.92%


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2005  |11|

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   RISK RETURN ANALYSIS -- PERFORMANCE TABLE
--------------------------------------------------------------------------------

The table below illustrates the changes in the TIP mutual funds' yearly performance and shows how each fund's average returns for one year, five years, ten years, and since fund inception compare with selected benchmarks. Total return for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by these funds; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. Note that past performance is not necessarily an indication of how the funds will perform in the future.

                                                           AVERAGE ANNUAL TOTAL RETURN
                                                               THROUGH 12/31/2004

                                                 ONE        FIVE         TEN           SINCE           FUND
                                                 YEAR       YEARS       YEARS        INCEPTION      INCEPTION
TIFF MULTI-ASSET FUND                           14.57%      6.10%          NA           8.81%       3/31/1995

Benchmarks [a]
MSCI All Country World Index [b,c]              15.23%     -2.12%          NA           7.82%
CPI + 5% per annum                               8.41%      7.60%          NA           7.47%
Constructed MAF Benchmark                       12.60%      4.29%          NA           9.06%
Lipper Global Flexible Pf Average               13.10%      2.37%          NA           8.19%

TIFF INTERNATIONAL EQUITY FUND [D]              22.51%      2.29%        7.37%          7.06%       5/31/1994

Benchmarks [a]
MSCI All Country World ex US Index [c]          20.91%     -0.28%        5.68%          5.47%
Lipper International Average                    17.94%     -2.67%        5.63%          5.10%

TIFF US EQUITY FUND [D]                         12.75%      1.95%       12.44%         12.06%       5/31/1994

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index         12.62%     -1.42%       11.90%         11.40%
Lipper Multi-Cap Core Average                   11.06%      0.48%       11.46%         10.87%

TIFF GOVERNMENT BOND FUND [D]                    4.48%        NA           NA           2.65%       3/31/2003

Benchmarks [a]
Citigroup 10-year Treasury Index                 4.87%        NA           NA           2.87%
Lipper General US Treasury Average               2.68%        NA           NA           2.25%

TIFF SHORT-TERM FUND [D]                         0.92%      3.18%        4.35%          4.40%       5/31/1994

Benchmarks [a]
Merrill Lynch 6-month US Treasury Bill Index     1.22%      3.26%        4.39%          4.40%
Merrill Lynch 6-month US Treasury Bill Index
  Minus 50 basis points [e]                      0.72%      2.75%        3.87%          3.89%

[a] Benchmarks do not reflect deductions for fees, expenses, or taxes. The
    Lipper averages represent a universe of mutual funds with investment objectives similar to those of the associated TIP fund. A Lipper average is not presented for the Short-Term Fund because its investment mandate does not fit in any existing Lipper peer group.

[b] Please note that this index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises approximately 60% stocks. Management considers the most relevant benchmark of the fund to be the CPI + 5%. The MSCI All Country World Index is presented as the first of three benchmarks for the fund to comply with applicable SEC regulations.

[c] Prior to January 30, 2004, the indices were named MSCI All Country World
    Free Index and MSCI All Country World Free ex US Index, respectively.

[d] Total return would have been lower had certain expenses not been waived or reimbursed.

[e] This supplemental index is designed to illustrate the impact of operating expenses and trading costs on the Short-Term Fund's performance. It is derived from the Short-Term Fund's primary index, the Merrill Lynch 6-month US Treasury Bill Index, which reflects the return of US Treasury bills maturing in 6-months.


--------------------------------------------------------------------------------
|12|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

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                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FEES AND ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2004.

                                      SHAREHOLDER FEES                        ANNUAL OPERATING EXPENSES
                                   (paid directly from the                       (expenses that are
                                  shareholder's investment)                  deducted from fund assets)

                             SALES         TRANSACTION CHARGES
                             LOADS          PAID TO FUNDS [a]
                                      Entry Fees on   Exit Fees on     Management       Other
                                        Purchases      Redemptions      Fees [b]     Expenses [c]    Total [d]
Multi-Asset                   None         0.50%          0.50%           0.49%          0.28%         0.77%
International Equity          None         0.75%          0.75%           0.82%          0.39%         1.21%
US Equity                     None         0.25%          0.25%           0.49%          0.25%         0.74%
Government Bond               None         None           None            0.24%          1.36%         1.60%
Short-Term                    None         None           None            0.03%          0.23%         0.26%

[a] Entry and Exit Fees. While the funds are no load and do not charge sales commissions, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. TAS may waive these fees when the transaction will not result in significant costs for the fund.

[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules, and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

    THE MANAGEMENT FEES, OTHER EXPENSES, AND TOTAL EXPENSES LISTED ABOVE DO NOT INCLUDE THE CIVS' MANAGEMENT AND INCENTIVE FEES OR THEIR OPERATING EXPENSES, ALL OF WHICH ARE REFLECTED AS A REDUCTION IN THE TIP FUNDS' GROSS RETURNS. TIP ESTIMATES THAT, FOR CALENDAR YEAR 2004, THE MANAGEMENT AND INCENTIVE FEES THE CIVS PAID TO THEIR MANAGERS, AND OPERATING EXPENSES OF THE CIVS, IN AGGREGATE AND EXPRESSED AS A PERCENTAGE OF THE APPLICABLE TIP FUND'S NET ASSETS WERE APPROXIMATELY: MULTI-ASSET FUND 0.79%; INTERNATIONAL EQUITY FUND 0.41%; US EQUITY FUND 0.27%. THE TOTAL EXPENSES ATTRIBUTABLE TO THE CIVS MAY DIFFER SIGNIFICANTLY FROM PERIOD TO PERIOD DUE TO THE VARIABILITY OF INCENTIVE FEES.

[c] Other Expenses. This category includes administration fees, operations monitoring fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense, other expenses incurred by the Multi-Asset Fund and the Government Bond Fund were 0.23% and 0.50%, respectively.

[d] Fee Waivers

    o Multi-Asset Fund. TAS may waive its advisory fee to the extent necessary to compensate the fund for any redemption penalties imposed by Bessent Capital, LLC. This fee waiver is voluntary and may be modified or discontinued at any time. There were no redemption penalties or fee waivers in 2004.
    o International Equity Fund. Because TAS waived a portion of its advisory fee, total annual operating expenses were 1.19% for the period ended December 31, 2004. This fee waiver is voluntary and may be modified or discontinued at any time.
    o US Equity Fund. Because TAS waived a portion of its advisory fee, total annual operating expenses, were 0.73% for the period ended December 31, 2004. This fee waiver is voluntary and may be modified or discontinued at any time.
    o Government Bond Fund. Because TAS waived its advisory fee, total annual operating expenses were 1.55% for the period ended December 31, 2004. This fee waiver is voluntary and may be modified or discontinued at any time.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2005  |13|

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

Example. This example is intended to help members compare the cost of investing in a TIP mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower and this example does not reflect management and incentive fees paid to CIV managers or operating expenses incurred by them, which are reflected as a reduction in the TIP funds' gross returns.

EXPENSES PER $10,000 INVESTMENT

                               ONE YEAR                  THREE YEARS                   FIVE YEARS                  TEN YEARS
                          With           No           With           No            With           No           With           No
                       redemption    redemption    redemption    redemption     redemption    redemption    redemption    redemption
                       at end of     at end of     at end of     at end of      at end of     at end of     at end of     at end of
                         period        period        period        period         period        period        period        period
Multi-Asset               $180          $128          $351          $295           $537          $476         $1,075          $999
International Equity      $275          $197          $539          $456           $825          $735         $1,638        $1,530
US Equity                 $126          $100          $289          $261           $466          $435           $979          $941
Government Bond           $163          $163          $505          $505           $871          $871         $1,900        $1,900
Short-Term                 $27           $27           $84           $84           $146          $146           $331          $331

--------------------------------------------------------------------------------
                               ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Asset Size. The funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain fee arrangements utilized by the Multi-Asset, International Equity, US Equity, and Government Bond Funds, shares of these funds are available only to organizations that invest at least $750,000 in the TIP mutual funds or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact TAS.

Eligibility Criteria. The funds are open to:

o Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation. TAS may, in its discretion, determine whether an organization qualifies;

o   Organizations that qualify for exemption from federal income taxes under
    Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

o Non-US-based charitable organizations that have received 501(c)(3) equivalency certificates from the Internal Revenue Service;

o Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization, and the organization has legal control over the securities or vehicles in which such assets are invested;

o Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

o   TAS employees.

--------------------------------------------------------------------------------
                          MANAGEMENT AND ADMINISTRATION
                               OF THE MUTUAL FUNDS
--------------------------------------------------------------------------------

TEF The Investment Fund for Foundations (TIFF), d/b/a TIFF Education Foundation (TEF), a tax-exempt, non-profit, member-controlled organization which seeks to enhance non-profit organizations' investment returns

TIP TIFF Investment Program, Inc., a family of no-load, open-end mutual funds offered to non-profit organizations

TAS TIFF Advisory Services, Inc., the investment advisor of the TIP mutual funds, a taxable organization operated on a not-for-profit basis

The Cooperative. TIP seeks to improve the net investment returns of its members by making available to them a series of mutual funds. Each fund has its own investment objective and policies. The funds are advised by TAS. TIP and TAS were organized by TEF. Although certain members of TEF's board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds and, when permitted by law, by TIP directors.


--------------------------------------------------------------------------------
|14|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

Board Members and Officers of TEF, TIP, and TAS. TIP's board of directors supervises the TIP mutual funds. With the exception of Messrs. Flannery and Salem, all TEF, TIP, and TAS board members serve as unpaid volunteers. Individuals currently serving as board members or officers of TEF, TIP, and TAS are identified at right.

BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS

Set forth below is biographical information regarding the board members and principal officers of TEF, TIP, and TAS. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of Board Members

SUZANNE BRENNER is associate treasurer and senior investment officer of The Metropolitan Museum of Art, 1000 Fifth Avenue, New York, NY 10028, which has assets exceeding $2.1 billion. She was formerly assistant treasurer and director of investments at The Rockefeller Foundation. She is a certified public accountant.

HARRY N. HOFFMAN, III is Treasurer and chief investment officer of Mayo Foundation, 200 First Street SW, Rochester, MN 55905, which has assets of $4.3 billion. Mr. Hoffman is chair of the board of TIFF Education Foundation and also serves as a committee member of the American Red Cross.

SHERYL L. JOHNS is vice president and treasurer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002, a private foundation with assets exceeding $1.2 billion. Ms. Johns was formerly a manager with the accounting firm Ernst & Young. She is a certified management accountant as well as a certified public accountant. Ms. Johns serves as chair of the board of TIFF Investment Program, Inc.

WILLIAM H. MCLEAN is vice president and chief investment officer of Northwestern University, 1800 Sherman Avenue, Suite 400, Evanston, IL 60201, which has endowment assets of $5 billion. He was formerly senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at The Duke Endowment. He serves on the investment committees of Father Flanagan's Boys Home and NCAA. Mr. McLean serves as chair of the board of TIFF Advisory Services, Inc.

JANE L. MENDILLO is chief investment officer of Wellesley College, Nehoiden House, 91 Dover Road, Wellesley, MA 02482, which has endowment assets of $1.4 billion. She was formerly a vice president of Harvard Management Company and a management consultant with Bain & Company.

                                 TEF              TIP               TAS
Unpaid Board Members

Suzanne Brenner                                Director
Harry N. Hoffman, III           Chair          Director
Sheryl L. Johns                Trustee           Chair
William H. McLean*                             Director            Chair
Jane L. Mendillo               Trustee                           Director
Jack R. Meyer                                                    Director
Thruston B. Morton, III                                          Director
D. Ellen Shuman                                                  Director

Principal Officers and
Paid Board Members

Esther L. Cash                   VP               VP              VP/CFO

Richard J. Flannery                           President/         Director/
                                               Principal            CEO
                                             Exec Officer

Tina M. Leiter                Secretary        Secretary        Secretary/
                                                                    CCO

David A. Salem                President           VP             Director/
                                                                 Pres/CIO

William E. Vastardis                          Treasurer/
                                            Principal Finl
                                             Officer/CCO

* Mr. McLean is deemed to be an "interested director" of TIP as that term is defined in the Investment Company Act of 1940, as amended, because he is also a director of TAS.

JACK R. MEYER is currently president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15th Floor, Boston, MA 02210, a subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $23 billion. On January 11, 2005, Mr. Meyer announced his plans to conclude his service at Harvard Management Company sometime after the close of Harvard Management Company's fiscal year in June 2005. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

THRUSTON B. MORTON, III is president and chief executive officer of Duke Management Company, 406 Blackwell Street, Suite 300, Durham, NC 27701, the investment subsidiary of Duke University, where he oversees assets of almost $8.5 billion. He was formerly a managing director with JP Morgan.

D. ELLEN SHUMAN is vice president and chief investment officer of Carnegie Corporation of New York, 437 Madison Avenue, 26th Floor, New York, NY 10022, a private


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foundation with $2.1 billion in assets. She was formerly the director of investments at Yale University. Ms. Shuman is a CFA charterholder. She is currently a trustee of Bowdoin College, a member of the finance committee of Greater New Haven Community Foundation, and an investment advisor to the Edna McConnell Clark Foundation.

Biographies of Principal Officers

ESTHER L. CASH is vice president of TEF and TIP and vice president and chief financial officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to joining TAS, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. (GMO), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds.

RICHARD J. FLANNERY serves as the chief executive officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, with overall responsibility for all of its activities. He also serves as TIP's president and principal executive officer. Prior to joining TIFF, Mr. Flannery was executive vice president of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm's transition from a domestic to a global investment management firm.

TINA M. LEITER serves as secretary of TEF, TAS, and TIP and Chief Compliance Officer of TAS, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

DAVID A. SALEM is president of TEF, president and chief investment officer of TAS, and vice president of TIP, 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911. Prior to assuming TAS's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a trustee of Middlebury College and a member of the investment committee of The Atlantic Philanthropies. He is a former trustee of the Core Knowledge Foundation and former co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

WILLIAM E. VASTARDIS is treasurer, principal financial officer, and chief compliance officer of TIP. He is also the founder and president of EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, NY 10011, TIP's Operations Monitoring Agent, and co-CEO of EOS Compliance Services LLC. Prior to forming EOS, Mr. Vastardis was managing director of fund administration at Investors Capital Services.

THE ADVISOR

TIFF Advisory Services, with principal offices at 590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911, serves as the advisor to all funds. TAS was formed to facilitate investment by non-profit organizations in stocks, securities, and other assets.

Advisory Agreement. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS:

1. develops investment programs, selects money managers, and monitors their investment activities and results;

2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to each fund;

3.  allocates and reallocates each fund's assets among the money managers;

4.  identifies appropriate CIVs in which to invest the funds' assets;

5. invests funds held in the form of cash reserves pending allocation to money managers or to meet redemption requests;

6. may manage directly investments made by a former money manager until those investments are sold or turned over for management to another money manager;

7. may manage directly that portion of each fund's assets that invests in US Treasury inflation protected securities; and

8. may perform other additional duties, including investment in futures contracts, derivative instruments, duration investments and other securities, in accordance with each fund's investment objectives, policies, and restrictions as approved by the board.

In addition, the investment advisory agreements for the Government Bond and Short-Term Funds provide that TAS may manage the funds' assets directly in lieu of selecting a money manager.


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MONEY MANAGERS

Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation by money manager. TAS may allocate or reallocate assets among managers or may defund a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIV's management and reviewed by TAS. Although the money managers' activities are subject to general oversight by the boards of directors and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which the money manager will provide services to the funds. Money manager agreements are submitted for approval to TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. The funds and TAS have received an order from the SEC, subject to specified terms and conditions, which permits TAS to hire and terminate money managers or change the terms of their advisory agreements with the approval of TIP's board of directors but without obtaining shareholder approval.

Manager Selection Criteria. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS reviews factors such as the historical investment results of a universe of money managers, evaluates written information about them supplied by the money managers and outside parties, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be employed by it. Each of the disqualifying attributes noted below may constitute sufficient grounds for rejection or dismissal of a money manager displaying it. The factors considered by TAS in selecting the funds' current money managers and in considering the selection of other money managers include:

Important Attributes

o Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
o Verifiable record that the firm has faithfully executed its philosophy over time
o Stable and cohesive management team with strong personal incentives (both financial and psychological) to produce satisfactory results for their clients
o   Reasonable amount of assets under management for the philosophy
o Proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied
o   Satisfactory returns versus a relevant benchmark
o   Proven capacity to adapt to changes in financial markets
o Proven willingness to invest adequately in its own business (including technological resources)
o   Proven willingness to adhere to TIFF's credo

Helpful Attributes

o   Investment management is sole (preferably) or primary business
o Decision makers are seasoned professionals or firm's evolving investment philosophy is innovative (preferably both)
o   Willing to use performance-based fee arrangements
o Fee structure links manager's compensation directly and primarily to returns (versus assets)

Undesirable Attributes

o   Insufficiently trained administrative personnel
o   Insufficiently robust investment accounting systems
o   Investment decisionmakers unduly burdened with administrative tasks
o   Unwillingness to specify product size limits

Disqualifying Attributes

o   High degree of personnel turnover
o Investment decisionmakers (as distinct from portfolio management) engaged primarily in brokerage or financial planning
o   Inability to meet performance reporting deadlines
o Criminal convictions or material sanctions by the SEC or other federal or state regulatory agencies


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Other Considerations. When evaluating persons who might potentially manage money for TIP, TAS considers carefully the financial viability and stability of the firms with which they are associated, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge, provided, of course, that the persons leading them are sufficiently skilled and experienced.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee (floor), expressed as a percentage of gross assets, a maximum fee (cap), and a fee formula that embodies the concept of a "fulcrum" fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio's excess return (i.e., its actual return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.

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                         MONEY MANAGER FEE ARRANGEMENTS
                             AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The funds' Statement of Additional Information (SAI) provides additional information about each manager's compensation, other accounts managed by each manager, and each manager's ownership of securities of the funds they manage.

                                   TOTAL MANAGEMENT FEES
                               PAID TO TAS AND MONEY MANAGERS
                              FOR FISCAL YEAR ENDED 12/31/2004
Multi-Asset                                 0.49%
International Equity [a]                    0.82%
US Equity [b]                               0.49%
Government Bond [c]                         0.24%
Short-Term [d]                              0.13%

[a] As a result of TAS's waiver of a portion of its advisory fee, the actual management fee paid by the International Equity Fund was 0.80%, annualized. This fee waiver is voluntary and may be modified or discontinued at any time.

[b] As a result of TAS's waiver of a portion of its advisory fee, the actual management fee paid by the US Equity Fund was 0.48% annualized. This fee waiver is voluntary and may be modified or discontinued at any time.

[c] As a result of TAS's waiver of its advisory fee, the actual management fee paid by the Government Bond Fund was 0.19%, annualized. This fee waiver is voluntary and may be modified or discontinued at any time.

[d] As a result of partial waivers of TAS's advisory fee and a former money manager's fees, the actual management fees paid by the Short-Term Fund for the fiscal year ended December 31, 2004, were 0.08%, consisting of 0.12% annualized for the first six months and 0.03% annualized for the second six months. These fee waivers are voluntary and may be modified or discontinued at any time.

NOTE: THESE FEES DO NOT INCLUDE MANAGEMENT AND INCENTIVE FEES PAID TO CIV MANAGERS OR THE CIVS' OPERATING EXPENSES, WHICH ARE REFLECTED AS A REDUCTION IN THE FUNDS' GROSS RETURNS. SEE FEES AND ANNUAL OPERATING EXPENSES FOR ADDITIONAL INFORMATION REGARDING CIV FEES AND EXPENSES.

Multi-Asset Fund

ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984. Kevin M. Johnson (PhD, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993, Martha E. Ortiz (CFA, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987, and Gina Marie Moore (CFA, CPA, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1999. All have managed assets for the fund since 1999.

MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee.


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Jeremy J. Hosking (director) has been a portfolio manager with Marathon since
1986 and has managed assets for the fund since 2003. Neil Ostrer (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. William Arah (director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 2003.

MONDRIAN INVESTMENT PARTNERS LIMITED (80 Cheapside, 3rd Floor, London, England EC2V 6EE) (formerly Delaware International Advisers Ltd.) is compensated based on assets. The manager receives 0.50% per year on the first $50 million of its portfolio, 0.35% per year on the next $50 million, and 0.30% per year on amounts above $100 million, subject to a minimum account size of $25 million or fees equivalent thereto. Mondrian compensates Delaware Management Company out of its fees. Elizabeth A. Desmond (joint chief investment officer - developed markets) has been a portfolio manager with Mondrian and its predecessor since 1991. Nigel
G. May (joint chief investment officer - developed markets) has been a portfolio manager with Mondrian and its predecessor since 1991. Timothy G. Connors (senior vice president and director of fundamental research) has been a portfolio manager with Delaware Management Company since 1997. Mondrian has managed assets for the fund since 2004 (and its predecessor managed assets for the fund from 2002-2004).

K.G. REDDING & ASSOCIATES, LLC (One North Wacker Drive, Suite 4343, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the Morgan Stanley REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (president and portfolio manager) and Jason Baine (principal and portfolio manager) have been portfolio managers with Redding since 2001 and have managed assets for the fund since 2003.

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert W. Aufdenspring (senior vice president) has been employed by Smith Breeden since 1999 and has served as assistant portfolio manager for the fund since 2003.

TIFF ADVISORY SERVICES (590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911) is compensated based on assets. The manager receives 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Mr. Costa consults regularly with David Salem, TAS's president and chief investment officer (since 1993); and Richard Flannery, TAS's chief executive officer (since 2004) and TIP's president and chief executive officer (since
2003).

WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A. Bevilacqua (senior vice president, partner and portfolio manager) has been a portfolio manager with Wellington since 1998, has been with Wellington since 1994 as an analyst, and has been the portfolio manager of the fund since 2003. Karl Bandtel (senior vice president and partner) has been an investment professional with Wellington since 1990 and has been involved in portfolio management and securities analysis of the fund since 1996.

International Equity Fund

MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. Neil Ostrer (director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. William Arah (director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 1994.

MONDRIAN INVESTMENT PARTNERS LIMITED (80 Cheapside, 3rd Floor, London, England EC2V 6EE) (formerly Delaware International Advisers Ltd.) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million, and 0.330% per year on amounts above $100


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million. Hamish O. Parker (director) has been a portfolio manager with Mondrian and its predecessor since 1990 and has managed assets for the fund since 1994. Elizabeth Desmond (joint chief investment officer - developed markets) has been a portfolio manager with Mondrian and its predecessor since 1991 and has managed assets for the fund since 2003. Mondrian has managed assets for the fund since 2004 (and its predecessor managed assets for the fund from 1994 to 2004).

TIFF ADVISORY SERVICES (590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Mr. Costa consults regularly with David Salem, TAS's president and chief investment officer (since 1993); and Richard Flannery, TAS's chief executive officer (since 2004) and TIP's president and chief executive officer (since
2003).

US Equity Fund

ARONSON+JOHNSON+ORTIZ, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points. The portfolio must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1984. Kevin M. Johnson (PhD, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1993, Martha E. Ortiz (CFA, CIC, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1987, and Gina Marie Moore (CFA, CPA, partner) has been a portfolio manager with Aronson+Johnson+Ortiz since 1999. All have managed assets for the fund since 1999.

SHAPIRO CAPITAL MANAGEMENT COMPANY, INC. (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997. Michael A. McCarthy (director of research, principal) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 1997. Louis Shapiro (president, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 1997.

TIFF ADVISORY SERVICES (590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Mr. Costa consults regularly with David Salem, TAS's president and chief investment officer (since 1993); and Richard Flannery, TAS's chief executive officer (since 2004) and TIP's president and chief executive officer (since
2003).

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Stock Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (CFA charterholder, chairman) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994. Edmund Nicklin has been a portfolio manager with Westport Asset Management since 1997.

Government Bond Fund

SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points, a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 218 basis points over the return of the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy
D. Rowe (principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert W. Aufdenspring (senior vice president) has been employed by Smith Breeden since 1999 and has served as assistant portfolio manager for the fund since 2003.


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TIFF ADVISORY SERVICES (590 Peter Jefferson Parkway, Suite 250, Charlottesville,
VA 22911) is compensated based on assets. The manager receives 0.05% per year on the first $1 billion; 0.04% on the next $1 billion; and 0.03% per year on amounts above $2 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Mr.
Costa consults regularly with David Salem, TAS's president and chief investment officer (since 1993); and Richard Flannery, TAS's chief executive officer (since
2004) and TIP's president and chief executive officer (since 2003).

Short-Term Fund

TIFF ADVISORY SERVICES (590 Peter Jefferson Parkway, Suite 250, Charlottesville, VA 22911) is compensated based on assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Michael Costa (portfolio manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and cash management for TAS. Prior to joining TIFF, Mr. Costa performed similar functions for Pine Grove Associates since 1998. Mr. Costa consults regularly with David Salem, TAS's president and chief investment officer (since 1993); and Richard Flannery, TAS's chief executive officer (since
2004) and TIP's president and chief executive officer (since 2003).

                COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS

Multi-Asset Fund

BESSENT CAPITAL, LLC. Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

CANYON CAPITAL ADVISORS LLC. Joshua S. Friedman (managing partner) and Mitchell
R. Julis (managing partner) have been portfolio managers with Canyon Capital Advisors since 1990 and have managed assets for the fund since 1996. Prior to 1990, Mr. Friedman was executive vice president of the Capital Markets Service Group of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as senior vice president.

FARALLON CAPITAL MANAGEMENT, LLC. Thomas F. Steyer (senior managing member) has been a portfolio manager for Farallon Capital since 1990 and has managed assets for the fund since 1995. Prior to that, he founded and was a general partner of HFS Partner I, the predecessor to Farallon Capital Partnership.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (chairman and CEO) has been a portfolio manager for Freeman Associates since 2001 and has managed assets for the fund since 2004. Prior to that, he was a portfolio manager for Investment Research Company (IRC), the predecessor to Freeman Associates.

LONE PINE CAPITAL LLC. Stephen F. Mandel, Jr. (portfolio manager and consumer analyst) has been a portfolio manager with Lone Pine Capital and has managed assets for the fund since 1997. From 1990 to 1997, Mr. Mandel was a portfolio manager with Tiger Management.

MAVERICK CAPITAL, LTD. Lee S. Ainslie III (portfolio manager) joined Maverick in 1993. Prior to that, he served as a managing director of Tiger Management. Maverick has managed assets for the fund since 2002.

OCH-ZIFF CAPITAL MANAGEMENT GROUP. Daniel S. Och (founder and senior managing member) has been a portfolio manager at Och-Ziff since its founding, in February 1994. Prior to 1994, Mr. Och spent 11 years at Goldman, Sachs & Co. Och-Ziff has managed assets for the fund since 2002.

REGIMENT CAPITAL MANAGEMENT, LLC. Timothy S. Peterson (senior portfolio manager) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. Regiment has managed assets for the fund since 2003.

TOSCAFUND LIMITED. Martin Hughes (co-portfolio manager) founded the firm and has been a portfolio manager since 2000. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (co-portfolio manager) has worked for the firm since inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. Toscafund has managed assets for the fund since 2004.


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[LOGO]                                   TIP Prospectus  -  April 30, 2005  |21|
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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International Equity Fund

BESSENT CAPITAL, LLC. Scott Bessent (portfolio manager) founded Bessent in 2000. From 1992 through March 2000, Mr. Bessent managed the European portfolio for Soros Fund's flagship Quantum Fund. Bessent has managed assets for the fund since 2003.

LANSDOWNE PARTNERS LIMITED PARTNERSHIP. Peter Davies (portfolio manager) joined Lansdowne in 2001. He was formerly a director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (portfolio manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. Lansdowne has managed assets for the fund since 2003.

TOSCAFUND LIMITED. Martin Hughes (co-portfolio manager) founded the firm and has been a portfolio manager since 2000. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (co-portfolio manager) has worked for the firm since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. Toscafund has managed assets for the fund since 2004.

US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP. Robert Atchinson (managing director, portfolio manager, equity analyst) founded Adage in 2001. Prior to that, he was a senior vice president and portfolio manager (since 1985) of Harvard Management Company. Phillip Gross (managing director, research director, equity analyst) joined Adage in 2001. Prior to that, he was vice president, equity analyst, and portfolio manager (since 1983) at Harvard Management Company. Adage has managed assets for the fund since 2002.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (chairman and CEO) has been a portfolio manager for Freeman Associates since 2001 and has managed assets for the fund since 2004. Prior to that, he was a portfolio manager for Investment Research Company (IRC), the predecessor to Freeman Associates.

--------------------------------------------------------------------------------
                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Each fund's principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the Statement of Additional Information.

Fundamental Policies. The investment objective for each fund except the Government Bond Fund and certain investment policies and restrictions of all funds that are designated in this prospectus or in the Statement of Additional Information as "fundamental" may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance that a fund will attain its investment objective.

Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Defensive Strategies. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so. The Multi-Asset and Short-Term Funds may engage in active and frequent trading to achieve their investment objectives. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.

Commingled Investment Vehicles (CIVs). In order to achieve their investment objectives, the Multi-Asset, International Equity, and US Equity Funds invest in CIVs. AS AN INVESTOR IN A CIV, A FUND WILL BEAR ITS RATABLE SHARE OF EXPENSES AND WILL BE SUBJECT TO ITS SHARE OF THE MANAGEMENT AND PERFORMANCE FEES CHARGED BY THE CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments


--------------------------------------------------------------------------------
|22|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a particular CIV may pay performance fees to its manager even if the fund's overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV's portfolio securities because their values could affect the manager's compensation. CIV FEES AND EXPENSES ARE IN ADDITION TO THOSE DISCLOSED UNDER FEES AND ANNUAL OPERATING EXPENSES. CIV FEES AND EXPENSES ARE REFLECTED AS A REDUCTION IN THE FUNDS' GROSS RETURN.

Swaps and Other Hedging Positions. The funds may use swaps, which are types of derivatives, and other hedging positions to increase total return. The primary risk with these investments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a money manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Short Sales. The funds may engage in short sale transactions in which a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. These payments are an expense to the fund and increase the fund's expense ratio. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short or (2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose value exceeds 2% of the fund's total assets. There are no limitations on the amount of the fund's total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. A fund's investment performance will suffer if a security that it has sold short appreciates in value.

--------------------------------------------------------------------------------
                            PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

Account Application. An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status from the IRS. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIP mutual funds.

Customer Identification Program. Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the "customer identification program"). Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or
(3) involuntarily redeem an member's shares and close an account in the event that a member's identity cannot be verified. The funds and their agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares pursuant to the customer identification program.


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[LOGO]                                   TIP Prospectus  -  April 30, 2005  |23|
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value (NAV) per share of the fund next determined after receipt of the purchase or redemption request. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). Each fund's NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security's fair value is determined by guidelines approved by the funds' board of directors. If a money manager believes that a security has been materially effected by events occurring after the close of an exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a fund calculates its NAV, and that the market quotations for that security are unreliable, a fund may use fair-value pricing instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using current market values. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares. For information regarding fair value pricing of registered investment companies in which the funds invest, please see the prospectuses of the registered investment companies listed in the funds. Annual Report dated December 31, 2004.

Frequent Purchases and Redemptions of Fund Shares. The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund's other members. The funds' board of directors has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. The Multi-Asset, International Equity, and US Equity Funds also assess entry and exit fees as set forth in the following section entitled Fees and in the section entitled Fees and Annual Operating Expenses. The entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members, and are also a method to discourage frequent trading by members. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g. in-kind purchases and redemptions). There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the funds to the risk of market timing.

Fees. Purchases and redemptions of shares in the funds include no sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, capital gains, or other distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g., in- kind purchases and redemptions). Funds for purchases and redemptions are expected to be transferred via wire. TIP reserves the right to assess a processing fee for transactions funded by check.

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted and any applicable entry fee has been deducted. All purchases, except in-kind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application and other required documents, and funds become available to TIP in TIP's account with the custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000.


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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. The minimum for subsequent purchases is $5,000, which may be waived at TAS's discretion. Minimums may be waived for TAS employees. As noted above in Eligible Investors, the Multi-Asset, International Equity, US Equity, and Government Bond Funds require that their members meet a minimum asset requirement or invest $750,000 or more in the TIP mutual funds.

Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed                  Purchases may be made on any business day.

Payment Procedure             Federal funds should be wired to the funds'
                              custodian and transfer agent, Investors Bank &
                              Trust Company, Boston, Massachusetts. (See wiring instructions below.)

Notification                  A purchaser must call TAS at 434-817-8200 to
                              inform TAS of the incoming wire transfer and must clearly indicate which fund is to be purchased. If
                              TAS receives federal funds prior to 4:00 p.m.
                              Eastern time, the order will be effective on that day. If TAS receives notification after 4:00 p.m.
                              Eastern time or if federal funds are not received by the transfer agent by 4:00 p.m. Eastern time, such purchase order shall be executed the next business day. Unidentified wires will be invested in the Short-Term Fund or, if the member does not have an account in the Short-Term Fund, in the member's largest account.

Converted Funds               Funds transferred by bank wire may or may not be
                              converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next business day.

Wiring Instructions

Bank                          Investors Bank & Trust Company
Address                       Boston, Massachusetts
ABA#                          011001438
Attention                     Transfer Agent
Deposit Account               433334444
Further Credit                TIFF Investment Program
Member Name                   Name of Member Organization

Redemption Procedures. The following procedures apply to redemptions of shares.

Type of Redemption            Full and fractional shares may be redeemed upon a
                              member's request, subject to a minimum transaction size of $5,000, which may be waived at TAS's discretion.

Who May Redeem                Only an authorized agent as designated on the
                              member's account application may request a redemption.

Notification                  The member must inform TAS of the dollar or share
                              amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), and the member's name and account number.

Time of Notice                TAS must receive notice of redemption by 4:00 p.m.
                              Eastern time on any business day.

Late Notice                   If the notice is received on a day that is not a
                              business day or after 4:00 p.m. Eastern time, it will be deemed received as of the next business day.

Proceeds Proceeds of redemptions will be wired to the account designated on the account application. In order to change this account either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate signature guarantee by a qualified financial institution.

Redemption Price              The redemption will be based on the NAV per share
                              next determined after receipt by TAS of proper notice.


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[LOGO]                                   TIP Prospectus  -  April 30, 2005  |25|
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

Payment Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling TAS. TIP, TAS, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TAS will take reasonable steps to ensure that telephone instructions are legitimate. TIP, TAS, or the transfer agent may require personal identification codes. TAS will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone. Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's NAV during such period. In-kind redemptions entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member's authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by TAS.

Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member's shares and send the proceeds to the wiring instructions on file for the member.

--------------------------------------------------------------------------------
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital. The intended payment schedules are summarized in the table below.

                    MAF          IEF          USEF           GBF         STF

DIVIDENDS

o  Declared      Quarterly      Semi-       Quarterly      Monthly     Monthly
                              Annually

o  Reinvested     Mar/Jun      Jun/Dec       Mar/Jun        Last        Last
                  Sep/Dec                    Sep/Dec      Business    Business
                                                             Day         Day

o  Paid           Mar/Jun      Jun/Dec       Mar/Jun        First       First
                  Sep/Dec                    Sep/Dec      Business    Business
                                                             Day         Day

CAPITAL GAINS

o  Declared      Annually     Annually      Annually      Annually    Annually
o  Reinvested       Dec          Dec           Dec           Dec         Dec
o  Paid             Dec          Dec           Dec           Dec         Dec

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that the Government Bond Fund and the Short-Term Fund have met their annual distribution requirements in the first 11 months of the year, they will not make a distribution in December.

Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or a different TIP mutual fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to TAS by the record date of the applicable distribution.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage redemption should contact TAS to arrange for such specific redemptions.


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|26|  April 30, 2005  -  TIP Prospectus                                   [LOGO]
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classifi ed as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

--------------------------------------------------------------------------------
                               TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Because members (except TAS employees) of the TIP mutual funds are tax-exempt organizations, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the Statement of Additional Information for information relating to the tax consequences of their investment in the funds.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help members understand the funds' financial performance for the past five years, or, if shorter, the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Because the Government Bond Fund commenced operations in 2003, no financial highlights are available for this fund prior to March 31, 2003.

TIFF MULTI-ASSET FUND

                                                                           YEAR        YEAR          YEAR        YEAR        YEAR
                                                                           ENDED       ENDED         ENDED       ENDED       ENDED
                                                                         12/31/04    12/31/03      12/31/02    12/31/01    12/31/00
For a share outstanding throughout each year
Net asset value, beginning of year                                       $  13.19    $  10.61      $  11.59    $  12.18    $  13.41
                                                                         --------    --------      --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                        0.20+       0.21          0.20        0.17        0.23
Net realized and unrealized gain (loss) on investments*                      1.67        2.57         (0.96)      (0.59)       0.04
                                                                         --------    --------      --------    --------    --------
Total from investment operations                                             1.87        2.78         (0.76)      (0.42)       0.27
                                                                         --------    --------      --------    --------    --------
LESS DISTRIBUTIONS FROM
Net investment income                                                       (0.28)      (0.22)        (0.24)      (0.17)      (0.28)
Net realized gains                                                          (0.57)         --            --       (0.01)      (1.24)
                                                                         --------    --------      --------    --------    --------
Total distributions                                                         (0.85)      (0.22)        (0.24)      (0.18)      (1.52)
                                                                         --------    --------      --------    --------    --------
Entry/exit fee per share                                                     0.03        0.02          0.02        0.01        0.02
                                                                         ========    ========      ========    ========    ========
Net asset value, end of year                                             $  14.24    $  13.19      $  10.61    $  11.59    $  12.18

TOTAL RETURN (a)                                                            14.57%      26.65%        (6.33%)     (3.34%)      2.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                           $705,800    $422,094(b)   $250,536    $208,441    $215,035
Ratio of expenses to average net assets                                      0.72%       0.72%(b)      0.76%       0.97%       0.94%
Ratio of expenses to average net assets, inclusive of interest expense       0.77%       0.75%(b)        --          --          --
Ratio of net investment income to average net assets                         1.45%       1.57%(b)      1.44%       1.42%       1.67%
Portfolio turnover                                                         103.35%     116.53%       128.81%     139.64%     156.15%

a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

b) As a result of a revision to money manager fees accrued, certain amounts for the year ended December 31, 2003 have been changed from what was previously reported. The impact of this revision was a decrease to the ratio of net investment income to average net assets of 0.02% and a corresponding increase to the ratio of expenses to average net assets of 0.02%. See note 12 of the Notes to Financial Statements.

* Includes foreign currency-related transactions.

+ Calculation based on average shares outstanding.


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[LOGO]                                   TIP Prospectus  -  April 30, 2005  |27|
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                       TIFF INVESTMENT PROGRAM PROSPECTUS
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TIFF INTERNATIONAL EQUITY FUND

                                                            YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                          12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
For a share outstanding throughout each year
Net asset value, beginning of year                        $  11.16     $   8.02     $   9.09     $  11.25     $  13.58
                                                          --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         0.15         0.16         0.06         0.07         0.12
Net realized and unrealized gain (loss) on investments*       2.31         3.13        (1.08)       (2.05)       (1.74)
                                                          --------     --------     --------     --------     --------
Total from investment operations                              2.46         3.29        (1.02)       (1.98)       (1.62)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM
Net investment income                                        (0.34)       (0.15)       (0.05)       (0.03)       (0.08)
Net realized gains                                              --           --           --        (0.12)       (0.65)
Return of capital                                               --           --           --        (0.04)          --
                                                          --------     --------     --------     --------     --------
Total distributions                                          (0.34)       (0.15)       (0.05)       (0.19)       (0.73)
                                                          --------     --------     --------     --------     --------
Entry/exit fee per share                                      0.02           --#          --#        0.01         0.02
                                                          --------     --------     --------     --------     --------
Net asset value, end of year                              $  13.30     $  11.16     $   8.02     $   9.09     $  11.25
                                                          ========     ========     ========     ========     ========
TOTAL RETURN (a)                                             22.51%       41.33%      (11.24%)     (17.49%)     (11.66%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                            $195,207     $168,607     $123,219     $142,396     $181,110
Ratio of expenses to average net assets                       1.19%        1.17%        1.38%        1.40%        1.16%
Ratio of expenses before expense waivers                      1.21%        1.17%        1.38%        1.40%        1.16%
Ratio of net investment income to average net assets          1.18%        1.41%        0.67%        0.68%        0.99%
Portfolio turnover                                           55.17%       48.98%       48.07%       54.96%       62.04%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

*   Includes foreign currency-related transactions.

#   Rounds to less than $0.01.


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|28|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

TIFF US EQUITY FUND

                                                            YEAR         YEAR         YEAR         YEAR         YEAR
                                                            ENDED        ENDED        ENDED        ENDED        ENDED
                                                          12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
For a share outstanding throughout each year
Net asset value, beginning of year                        $  12.95     $   9.59     $  12.08     $  12.96     $  15.78
                                                          --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         0.07         0.02           --#        0.01         0.12
Net realized and unrealized gain (loss) on investments*       1.57         3.36        (2.49)       (0.85)       (0.61)
                                                          --------     --------     --------     --------     --------
Total from investment operations                              1.64         3.38        (2.49)       (0.84)       (0.49)
                                                          --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM
Net investment income                                        (0.11)       (0.02)          --        (0.03)       (0.10)
Net realized gains                                              --           --           --           --        (2.24)
Return of capital                                               --           --           --        (0.01)          --
                                                          --------     --------     --------     --------     --------
Total distributions                                          (0.11)       (0.02)          --        (0.04)       (2.34)
                                                          --------     --------     --------     --------     --------
Entry/exit fee per share                                      0.01           --#          --#          --#        0.01
                                                          --------     --------     --------     --------     --------
Net asset value, end of year                              $  14.49     $  12.95     $   9.59     $  12.08     $  12.96
                                                          ========     ========     ========     ========     ========
TOTAL RETURN (a)                                             12.75%       35.24%      (20.61%)      (6.51%)      (2.67%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                            $229,770     $232,498     $174,477     $217,578     $242,806
Ratio of expenses to average net assets                       0.73%        0.85%        1.22%        1.28%        0.79%
Ratio of expenses before expense waivers                      0.74%        0.85%        1.22%        1.28%        0.79%
Ratio of net investment income to average net assets          0.48%        0.19%          --#        0.07%        0.82%
Portfolio turnover                                           57.49%       60.32%       60.45%      103.40%       88.20%

(a) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.

#   Rounds to less than 0.01% or $0.01 as applicable.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2005  |29|

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

TIFF GOVERNMENT BOND FUND

                                                                                                      YEAR            PERIOD
                                                                                                      ENDED       FROM 3/31/03*
                                                                                                   12/31/04        TO 12/31/03
For a share outstanding throughout each period
Net asset value, beginning of period                                                                $   9.72         $  10.00
                                                                                                    --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                                                   0.39             0.29
Net realized and unrealized (loss) on investments                                                       0.04            (0.27)
                                                                                                    --------         --------
Total from investment operations                                                                        0.43             0.02
                                                                                                    --------         --------
LESS DISTRIBUTIONS FROM
Net investment income                                                                                  (0.39)           (0.30)
                                                                                                    --------         --------
Net asset value, end of period                                                                      $   9.76         $   9.72
                                                                                                    ========         ========
TOTAL RETURN (A)                                                                                        4.48%            0.20%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                                                      $ 41,212         $ 37,911
Ratio of expenses to average net assets, exclusive of interest expense                                  0.69%            0.46%(b)
Ratio of expenses to average net assets, inclusive of interest expense                                  1.55%            0.99%(b)
Ratio of expenses to average net assets before expense waivers, inclusive of interest expense           1.60%            1.05%(b)
Ratio of net investment income to average net assets                                                    3.93%            3.93%(b)
Portfolio turnover                                                                                    419.77%          322.22%(c)

(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.

(b) Annualized.

(c) Not annualized.

*   Commencement of Operations.



--------------------------------------------------------------------------------
|30|  April 30, 2005  -  TIP Prospectus                                   [LOGO]

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

TIFF SHORT-TERM FUND

                                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED         ENDED
                                                                 12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
For a share outstanding throughout each year
Net asset value, beginning of year                               $   9.83      $   9.97      $  10.02      $  10.00      $   9.94
                                                                 --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.12          0.16          0.24          0.47          0.60
Net realized and unrealized gain (loss) on investments              (0.03)        (0.07)        (0.03)         0.04          0.06
                                                                 --------      --------      --------      --------      --------
Total from investment operations                                     0.09          0.09          0.21          0.51          0.66
                                                                 --------      --------      --------      --------      --------
LESS DISTRIBUTIONS FROM
Net investment income                                               (0.13)        (0.23)        (0.24)        (0.47)        (0.60)
Net realized gains                                                     --            --            --         (0.02)           --
Return of capital                                                      --            --         (0.02)        (0.00)#          --
                                                                 --------      --------      --------      --------      --------
Total distributions                                                 (0.13)        (0.23)        (0.26)        (0.49)        (0.60)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year                                     $   9.79      $   9.83      $   9.97      $  10.02      $  10.00
                                                                 ========      ========      ========      ========      ========
TOTAL RETURN (a)                                                     0.92%         0.88%         2.11%         5.29%         6.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                    $91,073      $128,660      $171,209      $ 93,882      $ 76,835
Ratio of expenses to average net assets                              0.31%         0.35%         0.35%         0.35%         0.35%
Ratio of expenses to average net assets before expense waivers       0.36%         0.39%         0.38%         0.40%         0.43%
Ratio of net investment income to average net assets                 1.19%         1.76%         2.30%         4.75%         6.07%
Portfolio turnover                                                   0.00%(b)    288.22%        87.15%       145.69%       267.48%

(a) Total return assumes dividend reinvestment and would have been lower had certain expenses not been waived.

(b) Due to change in investment policies the fund no longer purchases or sells securities with greater than one year to maturity; therefore under SEC rules for the calculation of portfolio turnover, the transactions entered into by the fund do not count as portfolio turnover.

#   Rounds to less than $0.01.


--------------------------------------------------------------------------------
[LOGO]                                   TIP Prospectus  -  April 30, 2005  |31|

--------------------------------------------------------------------------------
                       TIFF INVESTMENT PROGRAM PROSPECTUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FURTHER INFORMATION
--------------------------------------------------------------------------------

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information (SAI) dated April 30, 2005, as amended and supplemented from time to time, which has been filed with the Securities and Exchange Commission. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP annual and semi-annual reports to members. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performances during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The SAI, as well as the annual report, are also available on TIFF's Website at www.tiff.org.

             -------------------------------------------------------------------
             [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
                    Enhancing the investment returns of non-profit organizations

                    590 Peter Jefferson Parkway, Suite 250
                    Charlottesville, Virginia 22911
                    Phone:                                          434-817-8200
                    Fax:                                            434-817-8231
                    Website:                                        www.tiff.org

                    Electronic mail inquiries:
                    Services offered by TIFF:                      info@tiff.org
                    Member-specific account data:        memberservices@tiff.org
                    Manager selection procedures:              managers@tiff.org

                    For further information about any of TIFF's services, please contact TIFF at the coordinates furnished above. The funds are distributed by Quasar Distributors, LLC.
             -------------------------------------------------------------------

SEC File Number 811-8234


--------------------------------------------------------------------------------
|32|  April 30, 2005  -  TIP Prospectus                                   [LOGO]